UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21284

AllianzGI Convertible & Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY	10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 28, 2017

Date of reporting period: August 31, 2016

Item 1. Report to Shareholders

AllianzGI Convertible & Income Fund

AllianzGI Convertible & Income Fund II

Semi-Annual Report

August 31, 2016

2 – 3	Letter from the President
4 – 5	Fund Insights
6 – 8	Performance & Statistics
9 – 26	Schedules of Investments
27	Statements of Assets and Liabilities
28	Statements of Operations
29 – 30	Statements of Changes in Net Assets
31 – 41	Notes to Financial Statements
42 – 45	Financial Highlights
46	Annual Shareholder Meeting Results
47	Changes to the Board of Trustees and Officers/Proxy Voting Policies & Procedures
48 – 52	Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements
53 – 54	Privacy Policy

Letter from the President

Thomas J. Fuccillo

President & CEO

Dear Shareholder:

The US economy expanded at a moderate pace during the six-month reporting period ended August 31, 2016. Economic activity overseas was mixed and generally lackluster. Against this backdrop, US and international equities generated strong results. In addition, the US bond market posted a positive return during the reporting period.

For the sixth-month reporting period ended August 31, 2016

■	AllianzGI Convertible & Income Fund returned 29.24% on net asset value (“NAV”) and 44.00% on market price.

■	AllianzGI Convertible & Income Fund II returned 29.83% on NAV and 37.87% on market price.

During the six-month period ended August 31, 2016, the Standard & Poor’s (“S&P”) 500 Index, an unmanaged index generally representative of the US stock market, rose 13.60% and the BofA Merrill Lynch High Yield Master II Index, an unmanaged index generally representative of the high yield bond market, gained 15.88%. Convertible securities, which share characteristics of both stocks and bonds, also generated strong results. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, returned 13.69%.

US gross domestic product (“GDP”), which is an approximation of the value of goods and services produced in a given country, the broadest measure of economic activity and a key indicator of economic performance, after expanding at a revised 0.9% annualized pace during the fourth quarter of 2015, decelerated to an annualized pace of 0.8% during the first quarter of 2016. The Commerce Department’s final reading — released after the reporting period had ended — showed that GDP grew at an annualized pace of 1.4% for the second quarter of 2016.

At its meeting in December 2015 the US Federal Reserve (the “Fed”) raised interest rates for the first time in nearly a decade. More specifically, the US central bank increased the federal funds rate from a range between 0% and 0.25% to a range between 0.25% and 0.50%. However, since that time the Fed has paused increases in interest rates and has downgraded its expectations for growth in the US for 2016. In its official statement following its meeting in July 2016 the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.”

2	Semi-Annual Report	| August 31, 2016

Outlook

Nine years since the financial crisis started, monetary easing is continuing with few signs of an end in sight. This appears to be especially true in a post-Brexit world rife with economic uncertainty and generally weak growth around the world. Against this backdrop, we believe that investor sentiment is likely to be challenged at times. Other questions facing investors are the upcoming November elections in the US and a host of geopolitical issues.

Receive this report electronically and eliminate paper mailings.

To enroll, go to

us.allianzgi.com/edelivery.

In such an environment, we expect investors to be in for a choppy ride. However, in our view it won’t be without opportunity, especially for those with long term outlooks, a healthy risk appetite and the latitude to invest actively. As always, we will continue to conduct extensive research and focus on quality and sustainability to help our shareholders navigate the many uncertainties around the globe.

Please note that on October 1, 2016, Allianz Global Investors Fund Management LLC (“AGIFM”), previously the Funds’ investment manager, merged with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), previously the Funds’ sub-adviser. In connection with this merger, AllianzGI U.S. succeeded AGIFM as the investment manager of the Funds. The merger did not result in any personnel changes and otherwise had no practical effect on the management of the Funds.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources are available on our website, us.allianzgi.com/closedendfunds.

We thank you for investing with us and we remain dedicated to serving your investment needs.

Sincerely,

Thomas J. Fuccillo
President & Chief Executive Officer

August 31, 2016 |	Semi-Annual Report	3

Fund Insights

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited)

For the period of March 1, 2016 through August 31, 2016, as provided by Doug Forsyth, Portfolio Manager.

For the six-month period ended August 31, 2016, the AllianzGI Convertible & Income Fund and the AllianzGI Convertible & Income Fund II (the “Funds”) returned 29.24% and 29.83% on net asset value (“NAV”) and 44.00% and 37.87% on market price, respectively.

Market Environment

The path for the high-yield and convertible markets was higher over the reporting period, experiencing only a brief setback when the UK public voted to exit the European Union (“Brexit”). From an equity and credit perspective, the knee-jerk reaction was rapidly retraced due to the lack of direct impact on the US markets.

During the reporting period, investors gravitated toward riskier assets, and some of the greatest beneficiaries of this trade were high-yield and convertibles, both of which rallied alongside equities. In fact, high-yield (+15.9%, as measured by the BofA Merrill Lynch High Yield Master II Index) and convertible returns (+13.7%, as measured by the BofA Merrill Lynch All Convertibles Index) generally outpaced equity returns (+13.6%, as measured by the S&P 500 Index). In addition, August 2016 marked the seventh consecutive month of positive returns for the high-yield and convertible markets, as investors sought to take advantage of attractive valuations and a compelling total return profile.

Further evidence of the influence of this risk-on trade is apparent when examining the returns for bonds by their credit ratings within the high-yield asset class. The lowest-quality, most distressed issues substantially outperformed higher-quality bonds. While a supportive fundamental backdrop centered on better-than-feared corporate earnings, and improving credit metrics bolstered demand for high-yield bonds, the outperformance of CCC-rated bonds was in part due to their oversold nature at the start of the first quarter of 2016. This credit dynamic was also evident in the convertible market. While yield-oriented or “busted” convertibles outperformed both total return convertibles, the lowest quality and most distressed issuers substantially outperformed higher quality bonds.

Strong US Treasury demand, driven by a weak global bond yield environment, also had a positive impact on high-yield and convertibles, as investors sought yield oriented assets.

Fed communications continued to influence sentiment throughout the reporting period as investors feverishly interpreted all of Fed Chair Janet Yellen’s remarks, which wavered between hawkish and dovish depending on the month. Outside of the US, aggressive quantitative-easing measures by global central banks remained in place, with European monetary leaders pledging additional support post-Brexit. On balance, this accommodative environment helped support the performance of risk assets over the reporting period.

US economic data continued to be mixed, as certain business sectors profit more during certain stages of an economic cycle, thus causing sector rotations within the markets. Overall, the trend in economic data reinforced the favorable conditions for high-yield bonds and convertibles.

Finally, improving industry dynamics helped lift the price of crude oil and aided in the stabilization of other commodity prices. This had a positive impact on many energy and materials companies.

4	Semi-Annual Report	| August 31, 2016

Portfolio Review

The Funds provided consistent distributions over the reporting period.

In the convertible sleeve of both funds, sectors that contributed positively to relative performance were consumer discretionary, energy and media. Issue selection was positive in consumer discretionary and media, and an overweight in energy was beneficial. On the other hand, consumer staples, technology and telecom pressured relative performance. Issue selection within all three sectors was the primary detractor.

In the high-yield sleeve of both funds, metals/mining ex steel, steel producers/products and diversified financial services industries helped relative performance. All three industries exhibited positive issue selection, and an overweight in steel producers/products was beneficial. Conversely, the energy, aerospace/defense and theaters & entertainment hindered relative performance. In energy, an underweight detracted, but issue selection was partially offsetting. Both aerospace/defense and theaters & entertainment underperformed their respective peer group.

Outlook

The short-term forecasts for high-yield and convertibles are challenging. The path for all these markets may be choppy and, at times, may require strong conviction. We believe that investors would be wise to take advantage of lower prices when they present themselves.

August 31, 2016	| Semi-Annual Report	5

Performance & Statistics

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	44.00%	29.24%
1 Year	5.11%	3.80%
5 Year	6.71%	8.56%
10 Year	4.15%	5.42%
Commencement of Operations (3/31/03) to 8/31/16	6.89%	7.42%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 8/31/16

Market Price/NAV:
Market Price	$6.65
NAV(2)	$6.67
Discount to NAV	-0.30%
Market Price Yield(3)	11.73%
Leverage(4)	37.81%

S&P Global Ratings*

(as a % of total investments)

6	Semi-Annual Report	| August 31, 2016

Performance & Statistics

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited)

Total Return(1):	Market Price	NAV
Six Month	37.87%	29.83%
1 Year	-0.12%	4.11%
5 Year	4.91%	8.58%
10 Year	3.41%	4.68%
Commencement of Operations (7/31/03) to 8/31/16	5.43%	6.27%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 8/31/16

Market Price/NAV:
Market Price	$5.77
NAV(2)	$5.96
Discount to NAV	-3.19%
Market Price Yield(3)	11.79%
Leverage(4)	38.23%

S&P Global Ratings*

(as a % of total investments)

August 31, 2016	| Semi-Annual Report	7

Performance & Statistics

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited)

Notes to Performance & Statistics:

* Bond ratings apply to the underlying holdings of the Funds and not the Funds themselves and are divided into categories ranging from highest to lowest credit quality, determined for purposes of presentations in this report by using ratings provided by S&P Global Ratings (“S&P”). Presentations of credit ratings information in this report use ratings provided by S&P for this purpose, among other reasons, because of the access to background information and other materials provided by S&P, as well as the Funds’ considerations of industry practice. Bonds not rated by S&P, or bonds that do not have a rating available from S&P, or bonds that had a rating withdrawn by S&P are designated as “NR” or “NA”, respectively. Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change periodically, even as frequently as daily. Ratings assigned by S&P or another rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Funds, Allianz Global Investors U.S. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agencies or third-party research. Previous shareholder reports for the Funds displayed bond ratings provided by Moody’s Investors Service, Inc.

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all dividends and distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return. Total return for a period of less than one year is not annualized.

Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Funds, market conditions, supply and demand for each Fund’s shares, or changes in each Fund’s dividends.

An investment in each Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) The NAV disclosed in the Funds’ financial statements may differ due to accounting principles generally accepted in the United States of America.

(3) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at August 31, 2016.

(4) Represents Preferred Shares (“Leverage”) outstanding, as a percentage of total managed assets. Total managed assets refer to total assets (including assets attributable to Leverage) minus liabilities (other than liabilities representing Leverage).

8	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 39.3%
	Advertising – 0.4%
$5,650	Affinion Group, Inc., 7.875%, 12/15/18	$3,700,750
	Aerospace & Defense – 1.3%
7,135	Erickson, Inc., 8.25%, 5/1/20	3,817,225
6,636	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	6,088,530
2,560	TransDigm, Inc., 6.50%, 5/15/25	2,659,200
		12,564,955
	Air Freight & Logistics – 1.1%
	XPO Logistics, Inc. (a)(b),
2,830	6.50%, 6/15/22	2,953,813
6,820	7.875%, 9/1/19	7,093,093
		10,046,906
	Chemicals – 1.4%
7,500	Chemours Co., 6.625%, 5/15/23	7,237,500
5,745	OMNOVA Solutions, Inc., 7.875%, 11/1/18	5,802,163
		13,039,663
	Commercial Services – 1.9%
8,050	Cenveo Corp., 6.00%, 5/15/24 (a)(b)	7,265,125
5,126	DynCorp International, Inc., 11.875%, 11/30/20	3,869,793
7,375	Monitronics International, Inc., 9.125%, 4/1/20	6,858,750
		17,993,668
	Commercial Services & Supplies – 0.6%
5,585	West Corp., 5.375%, 7/15/22 (a)(b)	5,466,319
	Construction Materials – 0.6%
5,665	US Concrete, Inc., 6.375%, 6/1/24	5,919,925
	Consumer Finance – 0.9%
3,210	Navient Corp., 8.45%, 6/15/18	3,506,925
4,935	Springleaf Finance Corp., 8.25%, 10/1/23	5,206,425
		8,713,350
	Diversified Financial Services – 2.0%
1,992	Affinion International Holdings Ltd., 7.50%, 7/30/18 (a)(b)	1,802,676
	Community Choice Financial, Inc.,
10,085	10.75%, 5/1/19	5,092,925
7,130	12.75%, 5/1/20 (a)(b)	3,600,650
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,500	7.875%, 10/1/20	2,531,250
5,300	9.625%, 5/1/19	5,571,625
		18,599,126
	Diversified Telecommunications Services – 0.6%
5,290	Frontier Communications Corp., 10.50%, 9/15/22	5,776,019
	Electrical Components & Equipment – 0.8%
6,980	WireCo WorldGroup, Inc., 9.50%, 5/15/17	7,036,712
	Electronic Equipment, Instruments & Components – 0.8%
7,725	Kemet Corp., 10.50%, 5/1/18	7,763,625
	Entertainment – 0.5%
4,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	4,250,000

August 31, 2016	| Semi-Annual Report	9

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Health Care Providers & Services – 2.3%
$5,430	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	$5,616,656
7,955	Kindred Healthcare, Inc., 8.75%, 1/15/23	8,163,819
	Tenet Healthcare Corp.,
3,500	5.00%, 3/1/19	3,421,250
4,530	8.125%, 4/1/22	4,609,275
		21,811,000
	Healthcare-Products – 1.0%
8,885	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	9,173,762
	Healthcare-Services – 0.0%
300	HCA, Inc., 7.50%, 2/15/22	343,230
	Holding Companies-Diversified – 0.6%
5,865	Horizon Pharma, Inc., 6.625%, 5/1/23	5,821,013
	Hotels, Restaurants & Leisure – 1.0%
8,405	MGM Resorts International, 11.375%, 3/1/18	9,518,662
	Household Durables – 0.8%
5,045	Beazer Homes USA, Inc., 9.125%, 5/15/19	5,114,369
1,800	Lennar Corp., 12.25%, 6/1/17	1,946,250
		7,060,619
	Independent Power & Renewable Electricity Producers – 0.9%
5,585	NRG Energy, Inc., 6.25%, 5/1/24	5,571,037
2,865	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)	2,890,069
		8,461,106
	Internet & Catalog Retail – 0.3%
2,800	Netflix, Inc., 5.875%, 2/15/25	3,052,000
	Internet Software & Services – 1.5%
	EarthLink Holdings Corp.,
2,800	7.375%, 6/1/20	2,943,500
3,440	8.875%, 5/15/19	3,530,300
6,805	Rackspace Hosting, Inc., 6.50%, 1/15/24 (a)(b)	7,170,769
		13,644,569
	Iron/Steel – 0.9%
	AK Steel Corp.,
1,315	7.50%, 7/15/23	1,430,062
7,305	8.375%, 4/1/22	7,341,525
		8,771,587
	Machinery – 1.5%
5,250	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	4,567,500
3,997	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,957,030
6,755	Navistar International Corp., 8.25%, 11/1/21	5,584,358
		14,108,888
	Media – 1.8%
7,370	Cablevision Systems Corp., 8.00%, 4/15/20	7,867,475
8,355	McClatchy Co., 9.00%, 12/15/22	8,522,100
4,671	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)(c)(d)	70,065
		16,459,640
	Metals & Mining – 3.2%
6,590	ArcelorMittal, 10.85%, 6/1/19	7,891,525

10	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Metals & Mining (continued)
$3,680	HudBay Minerals, Inc., 9.50%, 10/1/20	$3,707,600
3,950	Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	4,354,875
	Thompson Creek Metals Co., Inc.,
6,645	7.375%, 6/1/18	6,462,262
830	12.50%, 5/1/19	861,125
5,975	United States Steel Corp., 8.375%, 7/1/21 (a)(b)	6,512,750
		29,790,137
	Miscellaneous Manufacturing – 0.8%
	Harland Clarke Holdings Corp. (a)(b),
7,350	9.25%, 3/1/21	6,311,812
900	9.75%, 8/1/18	928,125
		7,239,937
	Multiline Retail – 0.3%
2,835	Dollar Tree, Inc., 5.75%, 3/1/23	3,065,344
	Oil & Gas – 0.4%
2,700	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	2,254,500
450	Vanguard Natural Resources LLC / VNR Finance Corp., 7.00%, 2/15/23 (a)(b)	272,250
820	Weatherford International Ltd., 8.25%, 6/15/23	808,012
		3,334,762
	Oil, Gas & Consumable Fuels – 1.4%
500	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23	496,250
7,225	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	4,696,250
4,895	Oasis Petroleum, Inc., 6.875%, 3/15/22	4,576,825
4,530	Sanchez Energy Corp., 6.125%, 1/15/23	3,601,350
		13,370,675
	Paper & Forest Products – 0.3%
3,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	3,121,875
	Pharmaceuticals – 0.6%
2,290	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)	2,083,900
4,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (a)(b)	3,946,240
		6,030,140
	Real Estate Investment Trust – 0.3%
3,085	Kennedy-Wilson, Inc., 5.875%, 4/1/24	3,127,419
	Retail – 0.9%
9,465	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	8,146,526
	Semiconductors & Semiconductor Equipment – 1.2%
4,645	Amkor Technology, Inc., 6.375%, 10/1/22	4,833,680
6,210	Micron Technology, Inc., 5.875%, 2/15/22	6,279,862
		11,113,542
	Specialty Retail – 0.7%
3,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	2,052,750
5,500	Conn’s, Inc., 7.25%, 7/15/22	4,262,500
		6,315,250
	Technology Hardware, Storage & Peripherals – 0.5%
3,935	Western Digital Corp., 10.50%, 4/1/24 (a)(b)	4,456,388
	Telecommunications – 2.0%
7,370	Consolidated Communications, Inc., 6.50%, 10/1/22	7,185,750

August 31, 2016	| Semi-Annual Report	11

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Telecommunications (continued)
$4,250	Hughes Satellite Systems Corp., 7.625%, 6/15/21	$4,552,813
7,655	Windstream Corp., 7.50%, 4/1/23	7,299,042
		19,037,605
	Trading Companies & Distributors – 0.3%
2,250	H&E Equipment Services, Inc., 7.00%, 9/1/22	2,385,000
	Wireless Telecommunication Services – 0.9%
7,205	Sprint Communications, Inc., 11.50%, 11/15/21	8,141,650
Total Corporate Bonds & Notes (cost-$393,348,574)		367,773,344
Convertible Bonds & Notes – 32.4%
	Air Freight & Logistics – 0.3%
2,280	Echo Global Logistics, Inc., 2.50%, 5/1/20	2,322,750
	Automobiles – 1.1%
113,610	Fiat Chrysler, 7.875%, 12/15/16	7,569,266
2,850	Tesla Motors, Inc., 1.25%, 3/1/21	2,452,781
		10,022,047
	Biotechnology – 1.1%
3,420	Cepheid, 1.25%, 2/1/21	3,187,013
7,920	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	6,845,850
		10,032,863
	Capital Markets – 1.1%
16,490	Walter Investment Management Corp., 4.50%, 11/1/19	10,058,900
	Construction & Engineering – 0.4%
4,485	Layne Christensen Co., 4.25%, 11/15/18	3,997,256
	Construction Materials – 0.5%
4,275	Cemex SAB de CV, 3.72%, 3/15/20	4,630,359
	Consumer Finance – 2.0%
9,320	Encore Capital Group, Inc., 3.00%, 7/1/20	7,549,200
12,165	PRA Group, Inc., 3.00%, 8/1/20	10,728,009
		18,277,209
	Diversified Consumer Services – 1.0%
13,510	Ascent Capital Group, Inc., 4.00%, 7/15/20	9,592,100
	Electrical Equipment – 1.4%
16,800	SolarCity Corp., 1.625%, 11/1/19	12,778,500
	Electronic Equipment, Instruments & Components – 0.5%
3,615	TTM Technologies, Inc., 1.75%, 12/15/20	4,530,047
	Energy Equipment & Services – 2.0%
19,650	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	18,421,875
	Health Care Providers & Services – 0.3%
2,850	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,855,344
	Independent Power & Renewable Electricity Producers – 1.0%
9,230	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	9,074,244
	Insurance – 0.7%
7,680	AmTrust Financial Services, Inc., 2.75%, 12/15/44	6,547,200
	Internet Software & Services – 1.3%
4,560	Blucora, Inc., 4.25%, 4/1/19	4,320,600
10,445	Gogo, Inc., 3.75%, 3/1/20	8,107,931
		12,428,531

12	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Iron/Steel – 0.2%
$1,425	AK Steel Corp., 5.00%, 11/15/19	$1,664,578
	IT Services – 0.4%
3,705	ServiceSource International, Inc., 1.50%, 8/1/18	3,584,587
	Life Sciences Tools & Services – 0.1%
1,480	Fluidigm Corp., 2.75%, 2/1/34	930,550
	Machinery – 1.5%
6,975	Meritor, Inc., 7.875%, 3/1/26	9,472,922
6,225	Navistar International Corp., 4.75%, 4/15/19	4,392,516
		13,865,438
	Metals & Mining – 0.2%
1,710	Allegheny Technologies, Inc., 4.75%, 7/1/22	2,290,331
	Oil, Gas & Consumable Fuels – 2.6%
13,955	Cheniere Energy, Inc., 4.25%, 3/15/45	8,678,266
17,495	Cobalt International Energy, Inc., 2.625%, 12/1/19	8,069,569
9,980	Whiting Petroleum Corp., 1.25%, 4/1/20	7,940,337
		24,688,172
	Personal Products – 2.0%
18,985	Herbalife Ltd., 2.00%, 8/15/19	18,902,036
	Pharmaceuticals – 1.7%
3,705	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19	4,360,322
3,260	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	3,266,113
9,135	Teligent, Inc., 3.75%, 12/15/19	8,712,506
		16,338,941
	Semiconductors & Semiconductor Equipment – 1.8%
2,850	Cypress Semiconductor Corp., 4.50%, 1/15/22 (a)(b)	3,188,438
4,570	Micron Technology, Inc., 3.00%, 11/15/43	4,101,575
	SunPower Corp.,
3,135	0.875%, 6/1/21	2,294,428
9,405	4.00%, 1/15/23 (a)(b)	6,959,700
		16,544,141
	Software – 0.9%
8,695	FireEye, Inc., 1.625%, 6/1/35	7,945,056
570	PROS Holdings, Inc., 2.00%, 12/1/19	548,625
		8,493,681
	Specialty Retail – 0.8%
9,000	Restoration Hardware Holdings, Inc., zero coupon, 6/15/19 (a)(b)	7,779,375
	Technology Hardware, Storage & Peripherals – 1.4%
15,215	Avid Technology, Inc., 2.00%, 6/15/20	12,656,978
	Textiles, Apparel & Luxury Goods – 1.4%
15,150	Iconix Brand Group, Inc., 1.50%, 3/15/18	13,332,000
	Thrifts & Mortgage Finance – 0.7%
6,535	MGIC Investment Corp., 5.00%, 5/1/17	6,690,206
	Tobacco – 2.0%
	Vector Group Ltd. (e),
5,665	1.75%, 4/15/20	6,341,259
8,780	2.50%, 1/15/19	12,669,444
		19,010,703
Total Convertible Bonds & Notes (cost-$291,843,586)		302,340,942

August 31, 2016	| Semi-Annual Report	13

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

Shares		Value
Convertible Preferred Stock – 25.3%
	Banks – 2.9%
9,695	Huntington Bancshares, Inc., 8.50% (f)	$13,786,290
9,880	Wells Fargo & Co., Ser. L, 7.50% (f)	13,362,700
		27,148,990
	Chemicals – 0.7%
68,495	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19	6,678,263
	Commercial Services & Supplies – 0.4%
51,125	Stericycle, Inc., 5.25%, 9/15/18	3,557,789
	Diversified Financial Services – 1.6%
12,080	Bank of America Corp., Ser. L, 7.25%, (f)	14,991,159
	Diversified Telecommunications Services – 1.5%
155,900	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	14,076,211
	Electric Utilities – 0.4%
85,390	Exelon Corp., 6.50%, 6/1/17	4,048,340
	Financial Services – 0.9%
71,475	Mandatory Exchangeable Trust, 5.75%, 6/1/19 (a)(b)	8,619,528
	Food Products – 0.6%
69,115	Tyson Foods, Inc., 4.75%, 7/15/17	5,733,089
	Health Care Providers & Services – 1.0%
173,170	Anthem, Inc., 5.25%, 5/1/18	7,434,188
2,280	Kindred Healthcare, Inc., 7.50%, 12/1/17	1,356,566
		8,790,754
	Independent Power & Renewable Electricity Producers – 0.8%
156,435	Dynegy, Inc., 5.375%, 11/1/17	7,389,989
	Machinery – 2.1%
154,085	Stanley Black & Decker, Inc., 6.25%, 11/17/16	19,585,744
	Media – 0.0%
6,750	SFX Entertainment, Inc., Ser. B, 9.00%, 9/17/19 (a)(c)(d)(g)	67
	Metals & Mining – 0.3%
78,695	Alcoa, Inc., 5.375%, 10/1/17	2,711,043
	Multi-Utilities – 2.0%
239,645	AES Trust III, 6.75%, 10/15/29	12,025,386
128,500	Dominion Resources, Inc., 6.375%, 7/1/17	6,484,110
		18,509,496
	Oil, Gas & Consumable Fuels – 3.7%
159,375	Anadarko Petroleum Corp., 7.50%, 6/7/18	6,088,125
40,000	Hess Corp., 8.00%, 2/1/19	2,645,600
173,410	Kinder Morgan, Inc., 9.75%, 10/26/18	8,651,425
124,235	PetroQuest Energy, Inc., 6.875% (f)	1,868,495
230,425	Sanchez Energy Corp., 6.50%, 4/16/18 (f)	6,122,392
142,435	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	4,586,407
87,160	WPX Energy, Inc., 6.25%, 7/31/18	5,017,801
		34,980,245
	Pharmaceuticals – 1.8%
5,925	Allergan PLC, Ser. A, 5.50%, 3/1/18	4,933,511
13,805	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	11,792,921
		16,726,432

14	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

Shares		Value
	Real Estate Investment Trust – 3.7%
798,310	FelCor Lodging Trust, Inc., Ser. A, 1.95% (f)	$20,093,463
208,680	Welltower, Inc., 6.50%, (f)	14,403,093
		34,496,556
	Wireless Telecommunication Services – 0.9%
114,005	T-Mobile US, Inc., 5.50%, 12/15/17	8,762,425
Total Convertible Preferred Stock (cost-$226,464,485)		236,806,120

Principal Amount (000s)
Senior Loans (a)(d)(g)(h) – 0.7%
	Media – 0.7%
$1,567	SFX Entertainment, Inc.,10.00%, 1/31/17, Term B, DIP, PIK (i)	1,458,533
5,347	SFXE Netherlands Holding Coöperatief U.A., 20.00%, 1/14/17, Term B, DIP, PIK	4,975,941
Total Senior Loans (cost-$6,914,329)		6,434,474

Shares
Common Stock – 0.4%
	Advertising – 0.4%
173,720	Affinion Group Holdings, Inc., Class A (cost-$3,080,312) (acquisition cost-$3,080,312; purchased 11/9/15-11/12/15) (d)(g)(j)(k)	3,893,065

Units
Warrant (g)(j) – 0.1%
	Commercial Services – 0.1%
2,062,338	Cenveo, Inc., expires 6/10/24 (cost-$245,011)	569,181

Principal Amount (000s)
Short-Term Investment – 1.8%
	Time Deposit – 1.8%
$17,156	Citibank-Puerto Rico, 0.15%, 9/1/16 (cost-$17,156,472)	17,156,472
Total Investments (cost-$939,052,769) – 100.0%		$934,973,598

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $124,001,521 representing 13.3% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.

(d)	Illiquid.

(e)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(f)	Perpetual maturity. The date shown, if any, is the next call date.

(g)	Fair-Valued Securities with an aggregate value of $10,896,787 representing 1.2% of total investments. See Note 1(b) in Notes to Financial Statements.

August 31, 2016	| Semi-Annual Report	15

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

(h)	Debtor-in-possession financial obligations.

(i)	Principal amount includes approximately $162,674 extended to two indirect, wholly-owned subsidiaries located in Brazil through an intercompany note secured by all or substantially all of the assets of the Brazilian subsidiaries.

(j)	Non-income producing.

(k)	Restricted. The acquisition cost is $3,080,312. The value is $3,893,065, representing 0.4% of total investments.

(l)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/16
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$367,773,344	$–	$367,773,344
Convertible Bonds & Notes	–	302,340,942	–	302,340,942
Convertible Preferred Stock:
Chemicals	–	6,678,263	–	6,678,263
Financial Services	–	8,619,528	–	8,619,528
Health Care Providers & Services	7,434,188	1,356,566	–	8,790,754
Media	–	–	67	67
Oil, Gas & Consumable Fuels	26,989,358	7,990,887	–	34,980,245
Pharmaceuticals	4,933,511	11,792,921	–	16,726,432
All Other	161,010,831	–	–	161,010,831
Senior Loans	–	–	6,434,474	6,434,474
Common Stock	–	–	3,893,065	3,893,065
Warrant	–	–	569,181	569,181
Short-Term Investments	–	17,156,472	–	17,156,472
Totals	$200,367,888	$723,708,923	$10,896,787	$934,973,598

At August 31, 2016, a security valued at $13,786,290 was transferred from Level 2 to Level 1. This transfer was a result of the security having an evaluated mean price at February 29, 2016, using an exchange-traded closing price on August 31, 2016.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2016, was as follows:

	Beginning Balance 2/29/2016	Purchases		Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$ 3,328,050	$ –		$ –		$(29,453)	$ –
Oil, Gas & Consumable Fuels	1,744,050	–		–		7,374	–
Convertible Preferred Stock:
Health Care Providers & Services	28,514,755	–		(34,697,388	)†	–	–
Media	67	–		–		–	–
Technology Hardware, Storage & Peripherals	14,628,600	–		(19,068,350	)†	–	–
Senior Loans	5,922,105	992,224	††	–		–	–
Common Stock	3,635,960	–		–		–	–
Warrant	–	245,011	†††	–		–	–
Totals	$57,773,587	$1,237,235		$(53,765,738)		$(22,079)	$ –

16	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund

August 31, 2016 (unaudited) (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 8/31/16
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Diversified Financial Services	$ 1,794,328	$ –	$(5,092,925)	$ –
Oil, Gas & Consumable Fuels	1,849,926	–	(3,601,350)	–
Convertible Preferred Stock:
Health Care Providers & Services	6,182,633	–	–	–
Media	–	–	–	67
Technology Hardware, Storage & Peripherals	4,439,750	–	–	–
Senior Loans	(479,855)	–	–	6,434,474
Common Stock	257,105	–	–	3,893,065
Warrant	324,170	–	–	569,181
Totals	$14,368,057	$ –	$(8,694,275)	$10,896,787

†	Conversion

††	PIK payments and funding of unfunded commitment

†††	Issued via corporate action

*	Transferred out of Level 3 into Level 2 because an evaluated price from a third-party vendor was used on August 31, 2016.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2016:

	Ending Balance at 8/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$67	Fundamental Analytical Data Relating to the Investment	Liquidation Value	$0.01*
Senior Loans	$6,434,474	Model Price	Proprietary Data Used in Model	$93.06
Common Stock	$3,893,065	Model Price	Proprietary Data Used in Model	$22.41
Warrant	$569,181	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.275988

*	Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2016, was $101,420. Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary:

DIP	-	Debtor-in-Possession
PIK	-	Payment-in-Kind

See accompanying Notes to Financial Statements	| August 31, 2016 |	Semi-Annual Report	17

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited)

Principal Amount (000s)		Value
Corporate Bonds & Notes – 39.7%
	Advertising – 0.4%
$4,350	Affinion Group, Inc., 7.875%, 12/15/18	$2,849,250
	Aerospace & Defense – 1.4%
5,465	Erickson, Inc., 8.25%, 5/1/20	2,923,775
5,071	Kratos Defense & Security Solutions, Inc., 7.00%, 5/15/19	4,652,643
1,955	TransDigm, Inc., 6.50%, 5/15/25	2,030,756
		9,607,174
	Air Freight & Logistics – 1.1%
	XPO Logistics, Inc. (a)(b),
2,170	6.50%, 6/15/22	2,264,937
5,230	7.875%, 9/1/19	5,439,425
		7,704,362
	Chemicals – 1.4%
5,500	Chemours Co., 6.625%, 5/15/23	5,307,500
4,380	OMNOVA Solutions, Inc., 7.875%, 11/1/18	4,423,581
		9,731,081
	Commercial Services – 1.9%
5,974	Cenveo Corp., 6.00%, 5/15/24 (a)(b)	5,391,535
3,859	DynCorp International, Inc., 11.875%, 11/30/20	2,913,368
5,925	Monitronics International, Inc., 9.125%, 4/1/20	5,510,250
		13,815,153
	Commercial Services & Supplies – 0.6%
4,265	West Corp., 5.375%, 7/15/22 (a)(b)	4,174,369
	Construction Materials – 0.6%
4,335	US Concrete, Inc., 6.375%, 6/1/24	4,530,075
	Consumer Finance – 1.0%
2,605	Navient Corp., 8.45%, 6/15/18	2,845,962
3,865	Springleaf Finance Corp., 8.25%, 10/1/23	4,077,575
		6,923,537
	Diversified Financial Services – 2.0%
1,533	Affinion International Holdings Ltd., 7.50%, 7/30/18 (a)(b)	1,387,395
	Community Choice Financial, Inc.,
7,465	10.75%, 5/1/19	3,769,825
5,370	12.75%, 5/1/20 (a)(b)	2,711,850
	Nationstar Mortgage LLC / Nationstar Capital Corp.,
2,000	7.875%, 10/1/20	2,025,000
4,250	9.625%, 5/1/19	4,467,812
		14,361,882
	Diversified Telecommunications Services – 0.6%
4,045	Frontier Communications Corp., 10.50%, 9/15/22	4,416,634
	Electrical Components & Equipment – 0.8%
5,665	WireCo WorldGroup, Inc., 9.50%, 5/15/17	5,711,028
	Electronic Equipment, Instruments & Components – 0.8%
5,815	Kemet Corp., 10.50%, 5/1/18	5,844,075
	Entertainment – 0.5%
3,045	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp., 5.375%, 6/1/24	3,235,313

18	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Health Care Providers & Services – 2.4%
$4,125	DaVita HealthCare Partners, Inc., 5.125%, 7/15/24	$4,266,797
6,045	Kindred Healthcare, Inc., 8.75%, 1/15/23	6,203,681
	Tenet Healthcare Corp.,
2,750	5.00%, 3/1/19	2,688,125
3,470	8.125%, 4/1/22	3,530,725
		16,689,328
	Healthcare-Products – 1.0%
6,785	Kinetic Concepts, Inc./KCI USA, Inc., 10.50%, 11/1/18	7,005,513
	Holding Companies-Diversified – 0.6%
4,425	Horizon Pharma, Inc., 6.625%, 5/1/23	4,391,813
	Hotels, Restaurants & Leisure – 1.0%
6,395	MGM Resorts International, 11.375%, 3/1/18	7,242,337
	Household Durables – 0.8%
3,920	Beazer Homes USA, Inc., 9.125%, 5/15/19	3,973,900
1,500	Lennar Corp., 12.25%, 6/1/17	1,621,875
		5,595,775
	Independent Power & Renewable Electricity Producers – 0.9%
4,265	NRG Energy, Inc., 6.25%, 5/1/24	4,254,337
2,205	TerraForm Power Operating LLC, 5.875%, 2/1/23 (a)(b)	2,224,294
		6,478,631
	Internet & Catalog Retail – 0.3%
2,200	Netflix, Inc., 5.875%, 2/15/25	2,398,000
	Internet Software & Services – 1.5%
	EarthLink Holdings Corp.,
2,200	7.375%, 6/1/20	2,312,750
2,598	8.875%, 5/15/19	2,666,198
5,195	Rackspace Hosting, Inc., 6.50%, 1/15/24 (a)(b)	5,474,231
		10,453,179
	Iron/Steel – 0.9%
	AK Steel Corp.,
1,005	7.50%, 7/15/23	1,092,937
5,600	8.375%, 4/1/22	5,628,000
		6,720,937
	Machinery – 1.6%
4,225	BlueLine Rental Finance Corp., 7.00%, 2/1/19 (a)(b)	3,675,750
3,435	Commercial Vehicle Group, Inc., 7.875%, 4/15/19	3,400,650
5,495	Navistar International Corp., 8.25%, 11/1/21	4,542,716
		11,619,116
	Media – 1.8%
5,630	Cablevision Systems Corp., 8.00%, 4/15/20	6,010,025
6,645	McClatchy Co., 9.00%, 12/15/22	6,777,900
3,589	SFX Entertainment, Inc., 9.625%, 2/1/19 (a)(b)(c)(d)	53,835
		12,841,760
	Metals & Mining – 3.2%
5,050	ArcelorMittal, 10.85%, 6/1/19	6,047,375
2,820	HudBay Minerals, Inc., 9.50%, 10/1/20	2,841,150
3,050	Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (a)(b)	3,362,625

August 31, 2016	| Semi-Annual Report	19

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Metals & Mining (continued)
	Thompson Creek Metals Co., Inc.,
$4,890	7.375%, 6/1/18	$4,755,525
670	12.50%, 5/1/19	695,125
4,525	United States Steel Corp., 8.375%, 7/1/21 (a)(b)	4,932,250
		22,634,050
	Miscellaneous Manufacturing – 0.8%
	Harland Clarke Holdings Corp. (a)(b),
5,650	9.25%, 3/1/21	4,851,938
600	9.75%, 8/1/18	618,750
		5,470,688
	Multiline Retail – 0.3%
2,165	Dollar Tree, Inc., 5.75%, 3/1/23	2,340,906
	Oil & Gas – 0.4%
2,300	Calumet Specialty Products Partners LP / Calumet Finance Corp., 6.50%, 4/15/21	1,920,500
450	Vanguard Natural Resources LLC / VNR Finance Corp., 7.00%, 2/15/23 (a)(b)	272,250
630	Weatherford International Ltd., 8.25%, 6/15/23	620,789
		2,813,539
	Oil, Gas & Consumable Fuels – 1.5%
6,180	EP Energy LLC / Everest Acquisition Finance, Inc., 9.375%, 5/1/20	4,017,000
3,745	Oasis Petroleum, Inc., 6.875%, 3/15/22	3,501,575
3,470	Sanchez Energy Corp., 6.125%, 1/15/23	2,758,650
		10,277,225
	Paper & Forest Products – 0.3%
2,000	Louisiana-Pacific Corp., 7.50%, 6/1/20	2,081,250
	Pharmaceuticals – 0.6%
1,755	Endo Finance LLC & Endo Finco, Inc., 5.375%, 1/15/23 (a)(b)	1,597,050
3,000	Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21 (a)(b)	2,959,680
		4,556,730
	Real Estate Investment Trust – 0.3%
2,345	Kennedy-Wilson, Inc., 5.875%, 4/1/24	2,377,244
	Retail – 0.7%
5,785	Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)(b)	4,979,150
	Semiconductors & Semiconductor Equipment – 1.1%
2,875	Amkor Technology, Inc., 6.375%, 10/1/22	2,991,783
4,740	Micron Technology, Inc., 5.875%, 2/15/22	4,793,325
		7,785,108
	Specialty Retail – 0.8%
4,500	Claire’s Stores, Inc., 9.00%, 3/15/19 (a)(b)	2,639,250
4,000	Conn’s, Inc., 7.25%, 7/15/22	3,100,000
		5,739,250
	Technology Hardware, Storage & Peripherals – 0.5%
3,155	Western Digital Corp., 10.50%, 4/1/24 (a)(b)	3,573,038
	Telecommunications – 2.1%
5,630	Consolidated Communications, Inc., 6.50%, 10/1/22	5,489,250
3,500	Hughes Satellite Systems Corp., 7.625%, 6/15/21	3,749,375
5,845	Windstream Corp., 7.50%, 4/1/23	5,573,207
		14,811,832

20	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Trading Companies & Distributors – 0.3%
$1,750	H&E Equipment Services, Inc., 7.00%, 9/1/22	$1,855,000
	Wireless Telecommunication Services – 0.9%
5,545	Sprint Communications, Inc., 11.50%, 11/15/21	6,265,850
Total Corporate Bonds & Notes (cost-$302,056,458)		281,901,182
Convertible Bonds & Notes – 32.1%
	Air Freight & Logistics – 0.2%
1,720	Echo Global Logistics, Inc., 2.50%, 5/1/20	1,752,250
	Automobiles – 1.1%
85,390	Fiat Chrysler, 7.875%, 12/15/16	5,689,109
2,150	Tesla Motors, Inc., 1.25%, 3/1/21	1,850,343
		7,539,452
	Biotechnology – 1.1%
2,580	Cepheid, 1.25%, 2/1/21	2,404,237
5,980	Ionis Pharmaceuticals, Inc., 1.00%, 11/15/21	5,168,963
		7,573,200
	Capital Markets – 1.1%
12,440	Walter Investment Management Corp., 4.50%, 11/1/19	7,588,400
	Construction & Engineering – 0.4%
3,390	Layne Christensen Co., 4.25%, 11/15/18	3,021,338
	Construction Materials – 0.5%
3,225	Cemex SAB de CV, 3.72%, 3/15/20	3,493,078
	Consumer Finance – 1.9%
7,030	Encore Capital Group, Inc., 3.00%, 7/1/20	5,694,300
9,160	PRA Group, Inc., 3.00%, 8/1/20	8,077,975
		13,772,275
	Diversified Consumer Services – 1.0%
10,220	Ascent Capital Group, Inc., 4.00%, 7/15/20	7,256,200
	Electrical Equipment – 1.4%
12,690	SolarCity Corp., 1.625%, 11/1/19	9,652,331
	Electronic Equipment, Instruments & Components – 0.5%
2,725	TTM Technologies, Inc., 1.75%, 12/15/20	3,414,766
	Energy Equipment & Services – 2.0%
14,840	Helix Energy Solutions Group, Inc., 3.25%, 3/15/32	13,912,500
	Health Care Providers & Services – 0.3%
2,150	Brookdale Senior Living, Inc., 2.75%, 6/15/18	2,154,031
	Independent Power & Renewable Electricity Producers – 1.0%
6,905	NRG Yield, Inc., 3.25%, 6/1/20 (a)(b)	6,788,478
	Insurance – 0.7%
5,790	AmTrust Financial Services, Inc., 2.75%, 12/15/44	4,935,975
	Internet Software & Services – 1.3%
3,440	Blucora, Inc., 4.25%, 4/1/19	3,259,400
7,880	Gogo, Inc., 3.75%, 3/1/20	6,116,850
		9,376,250
	Iron/Steel – 0.2%
1,075	AK Steel Corp., 5.00%, 11/15/19	1,255,734
	IT Services – 0.4%
2,795	ServiceSource International, Inc., 1.50%, 8/1/18	2,704,163

August 31, 2016	| Semi-Annual Report	21

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

Principal Amount (000s)		Value
	Life Sciences Tools & Services – 0.1%
$1,120	Fluidigm Corp., 2.75%, 2/1/34	$704,200
	Machinery – 1.5%
5,255	Meritor, Inc., 7.875%, 3/1/26	7,136,947
4,675	Navistar International Corp., 4.75%, 4/15/19	3,298,797
		10,435,744
	Metals & Mining – 0.2%
1,290	Allegheny Technologies, Inc., 4.75%, 7/1/22	1,727,794
	Oil, Gas & Consumable Fuels – 2.6%
10,530	Cheniere Energy, Inc., 4.25%, 3/15/45	6,548,344
13,200	Cobalt International Energy, Inc., 2.625%, 12/1/19	6,088,500
7,525	Whiting Petroleum Corp., 1.25%, 4/1/20	5,987,078
		18,623,922
	Personal Products – 2.0%
14,305	Herbalife Ltd., 2.00%, 8/15/19	14,242,487
	Pharmaceuticals – 1.7%
2,795	ANI Pharmaceuticals, Inc., 3.00%, 12/1/19	3,289,366
2,460	Horizon Pharma Investment Ltd., 2.50%, 3/15/22	2,464,613
6,890	Teligent, Inc., 3.75%, 12/15/19	6,571,337
		12,325,316
	Semiconductors & Semiconductor Equipment – 1.8%
2,150	Cypress Semiconductor Corp., 4.50%, 1/15/22 (a)(b)	2,405,313
3,430	Micron Technology, Inc., 3.00%, 11/15/43	3,078,425
	SunPower Corp.,
2,365	0.875%, 6/1/21	1,730,884
7,095	4.00%, 1/15/23 (a)(b)	5,250,300
		12,464,922
	Software – 0.9%
6,555	FireEye, Inc., 1.625%, 6/1/35	5,989,631
430	PROS Holdings, Inc., 2.00%, 12/1/19	413,875
		6,403,506
	Specialty Retail – 0.8%
6,785	Restoration Hardware Holdings, Inc., zero coupon, 6/15/19 (a)(b)	5,864,784
	Technology Hardware, Storage & Peripherals – 1.3%
11,485	Avid Technology, Inc., 2.00%, 6/15/20	9,554,084
	Textiles, Apparel & Luxury Goods – 1.4%
11,450	Iconix Brand Group, Inc., 1.50%, 3/15/18	10,076,000
	Thrifts & Mortgage Finance – 0.7%
4,965	MGIC Investment Corp., 5.00%, 5/1/17	5,082,919
	Tobacco – 2.0%
	Vector Group Ltd. (e),
4,335	1.75%, 4/15/20	4,852,491
6,620	2.50%, 1/15/19	9,552,587
		14,405,078
Total Convertible Bonds & Notes (cost-$220,170,640)		228,101,177

22	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

Shares		Value
Convertible Preferred Stock – 25.1%
	Banks – 2.9%
7,455	Huntington Bancshares, Inc., 8.50% (f)	$10,601,010
7,435	Wells Fargo & Co., Ser. L, 7.50% (f)	10,055,837
		20,656,847
	Chemicals – 0.7%
51,505	Rayonier Advanced Materials, Inc., 8.00%, 8/15/19	5,021,738
	Commercial Services & Supplies – 0.4%
38,485	Stericycle, Inc., 5.25%, 9/15/18	2,678,171
	Diversified Financial Services – 1.6%
9,140	Bank of America Corp., Ser. L, 7.25% (f)	11,342,649
	Diversified Telecommunications Services – 1.5%
117,480	Frontier Communications Corp., Ser. A, 11.125%, 6/29/18	10,607,269
	Electric Utilities – 0.9%
134,610	Exelon Corp., 6.50%, 6/1/17	6,381,860
	Financial Services – 0.9%
53,995	Mandatory Exchangeable Trust, 5.75%, 6/1/19 (a)(b)	6,511,527
	Food Products – 0.6%
52,030	Tyson Foods, Inc., 4.75%, 7/15/17	4,315,888
	Health Care Providers & Services – 0.9%
130,760	Anthem, Inc., 5.25%, 5/1/18	5,613,527
1,720	Kindred Healthcare, Inc., 7.50%, 12/1/17	1,023,374
		6,636,901
	Independent Power & Renewable Electricity Producers – 0.8%
117,560	Dynegy, Inc., 5.375%, 11/1/17	5,553,534
	Machinery – 2.1%
115,915	Stanley Black & Decker, Inc., 6.25%, 11/17/16	14,733,956
	Media – 0.0%
5,000	SFX Entertainment, Inc., Ser. B, 9.00%, 9/17/19 (a)(c)(d)(g)	50
	Metals & Mining – 0.3%
58,960	Alcoa, Inc., 5.375%, 10/1/17	2,031,172
	Multi-Utilities – 1.3%
186,560	AES Trust III, 6.75%, 10/15/29	9,361,581
	Oil, Gas & Consumable Fuels – 3.8%
120,125	Anadarko Petroleum Corp., 7.50%, 6/7/18	4,588,775
41,000	Hess Corp., 8.00%, 2/1/19	2,711,740
130,590	Kinder Morgan, Inc., 9.75%, 10/26/18	6,515,135
94,905	PetroQuest Energy, Inc., 6.875% (f)	1,427,371
173,845	Sanchez Energy Corp., 6.50%, 4/16/18 (f)	4,619,062
106,620	Southwestern Energy Co., Ser. B, 6.25%, 1/15/18	3,433,164
65,805	WPX Energy, Inc., 6.25%, 7/31/18	3,788,394
		27,083,641
	Pharmaceuticals – 1.8%
4,470	Allergan PLC, Ser. A, 5.50%, 3/1/18	3,721,990
10,405	Teva Pharmaceutical Industries Ltd., 7.00%, 12/15/18	8,888,471
		12,610,461
	Real Estate Investment Trust – 3.7%
610,095	FelCor Lodging Trust, Inc., Ser. A, 1.95% (f)	15,356,091
159,235	Welltower, Inc., 6.50%, (f)	10,990,400
		26,346,491

August 31, 2016	| Semi-Annual Report	23

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

Shares		Value
	Wireless Telecommunication Services – 0.9%
85,995	T-Mobile US, Inc., 5.50%, 12/15/17	$6,609,576
Total Convertible Preferred Stock (cost-$168,624,111)		178,483,312

Principal Amount (000s)
Senior Loans (a)(d)(g)(h) – 1.0%
	Media – 1.0%
$1,567	SFX Entertainment, Inc., 10.00%, 1/31/17, Term B, DIP, PIK (i)	1,458,533
5,347	SFXE Netherlands Holding Coöperatief U.A., 20.00%, 1/14/17, Term B, DIP, PIK	4,975,941
Total Senior Loans (cost-$6,914,329)		6,434,474

Shares
Common Stock – 0.4%
	Advertising – 0.4%
133,715	Affinion Group Holdings, Inc., Class A (cost-$2,371,020) (acquisition cost-$2,371,020; purchased 11/9/15-11/12/15) (d)(g)(j)(k)	2,996,553

Units
Warrant (g)(j) – 0.1%
	Commercial Services – 0.1%
1,562,241	Cenveo, Inc, expires 6/10/24 (cost-$181,841)	431,160

Principal Amount (000s)
Short-Term Investment – 1.6%
	Time Deposit – 1.6%
$11,134	ANZ National Bank – London, 0.15%, 9/1/16 (cost-$11,134,160)	11,134,160
Total Investments (cost-$711,452,559) – 100.0%		$709,482,018

Notes to Schedule of Investments:

(a)	Private Placement–Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $95,838,528, representing 13.5% of total investments.

(b)	144A–Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	In default.

(d)	Illiquid.

(e)	In addition to the coupon rate shown, the issuer is expected to pay additional interest based on the actual dividends paid on its common stock.

(f)	Perpetual maturity. The date shown, if any, is the next call date.

(g)	Fair-Valued Securities with an aggregate value of $9,862,237, representing 1.4% of total investments.

(h)	Debtor-in-possession financial obligations.

(i)	Principal amount includes approximately $162,674 extended to two indirect, wholly-owned subsidiaries located in Brazil through an intercompany note secured by all or substantially all of the assets of the Brazilian subsidiaries.

(j)	Non-income producing.

(k)	Restricted. The acquisition cost is $2,371,020. The value is $2,996,553, representing 0.4% of total investments.

24	Semi-Annual Report	| August 31, 2016

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

(l)	Fair Value Measurements-See Note 1(b) in Notes to Financial Statements

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 8/31/16
Investments in Securities – Assets
Corporate Bonds & Notes	$–	$281,901,182	$–	$281,901,182
Convertible Bonds & Notes	–	228,101,177	–	228,101,177
Convertible Preferred Stock:
Chemicals	–	5,021,738	–	5,021,738
Financial Services	–	6,511,527		6,511,527
Health Care Providers & Services	5,613,527	1,023,374	–	6,636,901
Media	–	–	50	50
Oil, Gas & Consumable Fuels	21,037,208	6,046,433	–	27,083,641
Pharmaceuticals	3,721,990	8,888,471	–	12,610,461
All Other	120,618,994	–	–	120,618,994
Senior Loans	–	–	6,434,474	6,434,474
Common Stock	–	–	2,996,553	2,996,553
Warrant	–	–	431,160	431,160
Short-Term Investment	–	11,134,160	–	11,134,160
Totals	$150,991,719	$548,628,062	$9,862,237	$709,482,018

At August 31, 2016, a security valued at $10,601,010 was transferred from Level 2 to Level 1. This transfer was a result of the security having an evaluated mean price at February 29, 2016, using an exchange-traded closing price on August 31, 2016.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the six months ended August 31, 2016, was as follows:

	Beginning Balance 2/29/16	Purchases		Sales		Accrued Discounts (Premiums)	Net Realized Gain (Loss)
Investments in Securities – Assets
Corporate Bonds & Notes:
Diversified Financial Services	$2,463,450	$ –		$ –		$(21,767)	$ –
Oil, Gas & Consumable Fuels	1,335,950	–		–		5,649	–
Convertible Preferred Stock:
Health Care Providers & Services	21,518,151	–		(26,183,923	)†	–	–
Media	50	–		–		–	–
Technology Hardware, Storage & Peripherals	11,032,200	–		(14,380,450	)†	–	–
Senior Loans	5,922,105	992,224	††	–		–	–
Common Stock	2,798,655	–		–		–	–
Warrant	–	181,841	†††	–		–	–
Totals	$45,070,561	$1,174,065		$(40,564,373)		$(16,118)	$ –

August 31, 2016	| Semi-Annual Report	25

Schedule of Investments

AllianzGI Convertible & Income Fund II

August 31, 2016 (unaudited) (continued)

	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3*	Ending Balance 8/31/16
Investments in Securities – Assets (continued)
Corporate Bonds & Notes:
Diversified Financial Services	$1,328,142	$ –	$(3,769,825)	$ –
Oil, Gas & Consumable Fuels	1,417,051	–	(2,758,650)	–
Convertible Preferred Stock:
Health Care Providers & Services	4,665,772	–	–	–
Media	–	–	–	50
Technology Hardware, Storage & Peripherals	3,348,250	–	–	–
Senior Loans	(479,855)	–	–	6,434,474
Common Stock	197,898	–	–	2,996,553
Warrant	249,319	–	–	431,160
Totals	$10,726,577	$ –	$(6,528,475)	$9,862,237

†	Conversion

††	PIK payments and funding of unfunded commitment

†††	Issued via corporate action

*	Transferred out of Level 3 into Level 2 because an evaluated price from a third-party vendor was used on August 31, 2016.

The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at August 31, 2016:

	Ending Balance at 8/31/16	Valuation Technique Used	Unobservable Inputs	Input Values
Investments in Securities – Assets
Convertible Preferred Stock	$50	Fundamental Analytical Data Relating to the Investment	Liquidation Value	$0.01*
Senior Loans	$6,434,474	Model Price	Proprietary Data Used in Model	$93.06
Common Stock	$2,996,553	Model Price	Proprietary Data Used in Model	$22.41
Warrant	$431,160	Fundamental Analytical Data Relating to the Investment	Price of Warrant	$0.275988

*	Preferred stock trades are in lots of 1,000.

The net change in unrealized appreciation/depreciation of Level 3 investments held at August 31, 2016, was $(32,638). Net realized gain (loss) and change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Glossary:

DIP	-	Debtor-in-Possession
PIK	-	Payment-in-Kind

26	Semi-Annual Report	| August 31, 2016 |	See accompanying Notes to Financial Statements

Statements of Assets & Liabilities

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited)

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$939,052,769 and $711,452,559, respectively)	$934,973,598	$709,482,018
Receivable for investments sold	1,709,792	1,298,991
Interest and dividends receivable	13,830,993	10,691,659
Tax reclaims receivable	33,536	25,341
Investments in Affiliated Funds - Trustee Deferred Compensation Plan (see Note 3)	27,685	20,856
Prepaid expenses and other assets	240,130	159,143
Total Assets	950,815,734	721,678,008

Liabilities:
Dividends payable to common and preferred shareholders	5,748,328	4,296,319
Investment management fees payable	557,824	423,507
Accrued expenses	241,125	170,235
Trustees Deferred Compensation Plan payable (see Note 3)	27,685	20,856
Total Liabilities	6,574,962	4,910,917
Preferred Shares ($0.00001 par value; $25,000 liquidation preference per share applicable to an aggregate 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$587,240,772	$442,767,091

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$881	$744
Paid-in-capital in excess of par	1,175,389,441	966,722,677
Dividends in excess of net investment income	(4,611,770)	(11,569,443)
Accumulated net realized loss	(579,458,609)	(510,416,346)
Net unrealized depreciation	(4,079,171)	(1,970,541)
Net Assets Applicable to Common Shareholders	$587,240,772	$442,767,091
Common Shares Issued and Outstanding	88,089,521	74,430,542
Net Asset Value Per Common Share	$6.67	$5.95

See accompanying Notes to Financial Statements	| August 31, 2016 |	Semi-Annual Report	27

Statements of Operations

AllianzGI Convertible & Income Funds

Six Months ended August 31, 2016 (unaudited)

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$26,068,278	$19,912,527
Dividends (net of foreign withholding taxes of $103,071 and $53,316, respectively)	9,556,160	7,206,072
Miscellaneous	14,343	11,039
Total Investment Income	35,638,781	27,129,638

Expenses:
Investment management	3,184,126	2,417,271
Auction agent	207,398	169,522
Custodian and accounting agent	71,996	62,631
Shareholder communications	52,382	44,124
Audit and tax services	49,198	52,237
Legal	30,246	27,725
New York Stock Exchange listing	51,388	43,649
Trustees	26,730	20,365
Transfer agent	12,633	12,588
Insurance	9,473	7,637
Miscellaneous	45,857	64,827
Total expenses	3,741,427	2,922,576

Net Investment Income	31,897,354	24,207,062

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(60,500,773)	(45,438,699)
Net change in unrealized appreciation/depreciation of investments	166,227,244	126,205,473
Net realized and change in unrealized gain	105,726,471	80,766,774
Net Increase in Net Assets Resulting from Investment Operations	137,623,825	104,973,836
Dividends on Preferred Shares from Net Investment Income	(1,017,421)	(780,877)
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$136,606,404	$104,192,959

28	Semi-Annual Report	| August 31, 2016 |	See accompanying Notes to Financial Statements

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund

	Six Months ended August 31, 2016 (unaudited)	Year ended February 29, 2016
Investments Operations:
Net investment income	$31,897,354	$73,185,241
Net realized loss	(60,500,773)	(67,091,006)
Net change in unrealized appreciation/depreciation	166,227,244	(181,630,574)
Net increase (decrease) in net assets resulting from investment operations	137,623,825	(175,536,339)

Dividends on Preferred Shares from Net Investment Income	(1,017,421)	(757,583)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	136,606,404	(176,293,922)

Dividends to Common Shareholders from Net Investment Income	(34,333,144)	(81,776,932)

Common Share Transactions:
Reinvestment of dividends	455,789	2,599,299
Total increase (decrease) in net assets applicable to common shareholders	102,729,049	(255,471,555)

Net Assets Applicable to Common Shareholders:
Beginning of period	484,511,723	739,983,278
End of period*	$587,240,772	$484,511,723
*Including dividends in excess of net investment income of:	$(4,611,770)	$(1,158,559)

Common Shares Issued in Reinvestment of Dividends	71,165	315,697

See accompanying Notes to Financial Statements	| August 31, 2016 |	Semi-Annual Report	29

Statement of Changes in Net Assets Applicable to Common Shareholders

AllianzGI Convertible & Income Fund II

	Six Months ended August 31, 2016 (unaudited)	Year ended February 29, 2016
Investments Operations:
Net investment income	$24,207,062	$55,458,039
Net realized loss	(45,438,699)	(50,850,530)
Net change in unrealized appreciation/depreciation	126,205,473	(138,495,836)
Net increase (decrease) in net assets resulting from investment operations	104,973,836	(133,888,327)

Dividends on Preferred Shares from Net Investment Income	(780,877)	(581,446)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	104,192,959	(134,469,773)

Dividends to Common Shareholders from Net Investment Income	(25,666,142)	(63,506,799)

Common Share Transactions:
Reinvestment of dividends	249,619	2,625,380
Total increase (decrease) in net assets applicable to common shareholders	78,776,436	(195,351,192)

Net Assets Applicable to Common Shareholders:
Beginning of period	363,990,655	559,341,847
End of period*	$442,767,091	$363,990,655
*Including dividends in excess of net investment income of:	$(11,569,443)	$(9,329,486)

Common Shares Issued in Reinvestment of Dividends	43,113	354,859

30	Semi-Annual Report	| August 31, 2016 |	See accompanying Notes to Financial Statements

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited)

1. Organization and Significant Accounting Policies

AllianzGI Convertible & Income Fund (“Convertible & Income”) and AllianzGI Convertible & Income Fund II (“Convertible & Income II”) (each, a “Fund” and, collectively, the “Funds”), were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder. Allianz Global Investors Fund Management LLC (“AGIFM” or the “Investment Manager”) and Allianz Global Investors U.S. LLC (“AIIianzGI U.S.” or the “Sub-Adviser”) served as the Funds’ investment manager and sub-adviser, respectively, during the reporting period. AllianzGI U.S. is and AGIFM was, prior to its merger with and into AllianzGI U.S. on October 1, 2016, an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”). AGIFM and AllianzGI U.S. were affiliates during the reporting period. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Notwithstanding the merger of AGIFM and AllianzGI U.S. on October 1, 2016, these Notes portray that the Funds have both an Investment Manager and Sub-Adviser, which was the case during the reporting period. Following, the merger, AllianzGI U.S. has assumed the services and responsibilities previously provided by AGIFM as Investment Manager, and the Funds no longer have a Sub-Adviser.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires the Funds’ management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of official closing prices, last reported sales prices, or if no sales or closing prices are reported, on the basis of quotes obtained from a quotation reporting system, established

August 31, 2016	| Semi-Annual Report	31

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

market makers, or independent pricing services. The Funds’ investments are valued daily using prices supplied by an independent pricing service or broker/dealer quotations, or by using the last sale or settlement price on the exchange that is the primary market for such securities, or the mean between the last bid and ask quotations. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

The Boards of Trustees of each Fund (together, the “Board”) have adopted procedures for valuing portfolio securities and other financial instruments in circumstances where market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), and have delegated primary responsibility for applying the valuation methods to the Investment Manager and Sub-Adviser. The Funds’ Valuation Committee of the Board of each Fund was established by the Board to oversee the implementation of the Funds’ valuation methods and to make fair value determinations on behalf of the Board, as instructed by the Board. The Sub-Adviser monitors the continued appropriateness of methods applied and identifies to the Investment Manager circumstances and events that may require fair valuation. The Investment Manager, in turn, determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Investment Manager (in consultation with the Sub-Adviser) determines that a valuation method may no longer be appropriate, another valuation method may be selected or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review and ratify the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee.

Short-term debt instruments maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing premiums or discounts based on their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value investments may differ from the value that would be realized if the investments were sold, and these differences could be material to the Funds’ financial statements. Each Fund’s net asset value (“NAV”) is normally determined at the close of regular trading (normally, 4:00 p.m. Eastern Time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

■	Level 1 – quoted prices in active markets for identical investments that the Funds have the ability to access
■	Level 2 – valuations based on other significant observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market corroborated inputs
■	Level 3 – valuations based on significant unobservable inputs (including the Sub-Adviser’s or Valuation Committee’s own assumptions and securities whose price was determined by using a single broker’s quote)

32	Semi-Annual Report	| August 31, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

The valuation techniques used by the Funds to measure fair value during the six months ended August 31, 2016 were intended to maximize the use of observable inputs and to minimize the use of unobservable inputs.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period. An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used. Assets categorized as Level 1 or 2 as of period end may have been transferred between Levels 1 and 2 since the prior period due to changes in the valuation method utilized in valuing the investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common and Preferred Stock) – Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes – Convertible bonds & notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes – Corporate bonds & notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that

August 31, 2016	| Semi-Annual Report	33

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds & notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Senior Loans – Senior Loans generally are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. These quoted prices are based on interest rates, yield curves, option adjusted spreads, credit spreads and/or other criteria. To the extent that these inputs are observable, the values of Senior Loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premium is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received on synthetic convertible securities are generally included in dividends. Facility fees and other fees (such as origination fees) received on settlement date are amortized as income over the expected term of the senior loan. Consent fees relating to corporate actions and facility fees and other fees received after settlement date relating to senior loans and commitment fees received relating to unfunded purchase commitments are recorded as miscellaneous income upon receipt. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer. Payments considered return of capital reduce the cost basis of the respective security. Distributions, if any, in excess of the cost basis of a security are recognized as capital gains. Expenses are recorded on an accrual basis.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. The Funds may be subject to excise tax based on distributions to shareholders.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. In accordance with provisions set forth under U.S. GAAP, the Investment Manager has reviewed the Funds’ tax positions for all open tax years. As of August 31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken. The Funds’ federal tax returns for the prior three years, as applicable, remain subject to examination by the Internal Revenue Service.

34	Semi-Annual Report	| August 31, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

(e) Dividends and Distributions to Shareholders – Common Shares

The Funds declare dividends from net investment income to common shareholders monthly. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions on the ex-dividend date. The amount of dividends from net investment income and distributions from net realized capital gains or return of capital is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but typically still less than that of the underlying stock.

(g) Senior Loans

The Funds may purchase assignments of, and participations in, Senior Loans originated, negotiated and structured by a U.S. or foreign commercial bank, insurance company, finance company or other financial institution for a lending syndicate of financial institutions (the “Lender”). When purchasing an assignment, the Funds succeed to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning Lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning Lender. The Funds may also enter into lending arrangements involving unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the principal amounts will never be utilized by the borrower.

The Funds may purchase the securities of distressed companies (including assignments or direct investments), including companies engaged in restructurings or bankruptcy proceedings. Investments in distressed companies may include senior obligations of an issuer issued in connection with a restructuring under Chapter 11 of the U.S. Bankruptcy Code (commonly known as “debtor-in-possession” or “DIP” financings). Debtor-in-possession

August 31, 2016	| Semi-Annual Report	35

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

financings generally allow the issuer to continue its operations while reorganizing. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is risk that the issuer under a debtor-in-possession financing will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Funds’ only recourse would be against the collateral securing the debtor-in-possession financing.

(h) Payment In-Kind Securities

The Funds may invest in payment in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.

(i) Warrants

The Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Funds to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

(j) Contingent Value Rights

A Fund may invest in contingent value rights (“CVRs”). A CVR gives the holder the right to receive an amount (which may be a fixed amount or determined by a formula) in the event that a specified corporate action, business milestone, or other trigger occurs (or does not occur) which is often subject to an expiration date. CVRs often are awarded to shareholders in the context of a corporate acquisition or major restructuring. For example, shareholders of an acquired company may receive a CVR that enables them to receive additional shares of the acquiring company in the event that the acquiring company’s share price falls below a certain level by a specified date. Risks associated with the use of CVRs are generally similar to risks associated with the use of options, such as

36	Semi-Annual Report	| August 31, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

1. Organization and Significant Accounting Policies (continued)

the risk that the required trigger does not (or does) occur prior to a CVR’s expiration, causing the CVR to expire with no value. CVRs also present illiquidity risk, as they may not be registered securities or may otherwise be non-transferable or difficult to transfer, as well as counterparty risk and credit risk. Further, because CVRs are valued based on the likelihood of the occurrence of a trigger, valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation.

2. Principal Risks

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities’ valuations will change because of changes in interest rates. During periods of rising nominal interest rates, the values of fixed income instruments are generally expected to decline. Conversely, during periods of declining nominal interest rates, the values of fixed income instruments are generally expected to rise. To the extent that a Fund effectively has short positions with respect to fixed income instruments, the values of such short positions would generally be expected to rise when nominal interest rates rise and to decline when nominal interest rates decline. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Interest rate changes can be sudden and unpredictable, and a Fund may lose money as a result of movements in interest rates. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended. The values of equity and other non-fixed income securities may also decline due to fluctuations in interest rates.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, adverse changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity-related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no

August 31, 2016	| Semi-Annual Report	37

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

2. Principal Risks (continued)

assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Sub-Adviser seeks to minimize the Funds’ counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Funds are exposed to risks associated with leverage. Leverage may cause the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, dividends and interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses. As discussed further in Note 6, each Fund has auction-rate preferred shares outstanding.

The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted securities may also be illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of securities used by the Funds could be material. A Fund may incur additional expenses to the extent it is required to seek recovery upon a portfolio security’s default in the payment of principal or interest. In any bankruptcy proceeding relating to a defaulted investment, a Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment.

3. Investment Manager/Sub-Adviser & Deferred Compensation

Investment Manager/Sub-Adviser. During the reporting period, each Fund had an Investment Management Agreement (for the purposes of this section, each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board, the Investment Manager was responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager received an annual fee, payable monthly, at an annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

During the reporting period, the Investment Manager retained the Sub-Adviser to manage the

38	Semi-Annual Report	| August 31, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

3. Investment Manager/Sub-Adviser & Deferred Compensation (continued)

Funds’ investments. Subject to the supervision of

the Investment Manager, the Sub-Adviser was responsible for making all of the Funds’ investment decisions. The Investment Manager, not the Funds, paid a portion of the fees it received as Investment Manager to the Sub-Adviser in return for its services.

Effective October 1, 2016, AGIFM merged with and into AllianzGI U.S. by means of a statutory merger, with AllianzGI U.S. succeeding by operation of law to the advisory business of AGIFM under the Investment Management Agreement with each Fund. The sub-advisory relationship between AGIFM and AllianzGI U.S. terminated upon consummation of the merger. The merger did not result in any change to the substantive terms Investment Management Agreement, which continued in effect following the merger. The merger also did not result in any change to the manner in which investment advisory services are provided under the Agreements, the personnel responsible for providing investment advisory services to the Funds pursuant to the Agreements of the personnel ultimately responsible for overseeing the provision of such services.

Deferred Compensation. Trustees do not currently receive any pension or retirement benefits from the Funds. The Funds have adopted a deferred compensation plan (the “Plan”) for the Trustees, which permits the Trustees to defer their receipt of compensation from the Funds, at their election, in accordance with the terms of the Plan. Under the Plan, each Trustee may elect not to receive all or a portion of his or her fees from the Funds on a current basis but to receive in a subsequent period chosen by the Trustee an amount equal to the value of such compensation if such compensation had been invested in one or more series of Allianz Funds Multi-Strategy Trust or Allianz Funds, selected by the Trustees from and after the normal payment dates for such compensation. The deferred compensation program is structured such that the Funds remain in substantially the same financial position whether Trustee fees are paid when earned or deferred.

4. Investments in Securities

For the six months ended August 31, 2016, purchases and sales of investments, other than short-term securities were:

	Purchases	Sales
Convertible & Income	$190,679,657	$153,737,837
Convertible & Income II	143,157,348	115,721,001

5. Income Tax Information

At August 31, 2016, the aggregate cost basis and net unrealized depreciation of investments for federal income tax purposes were:

	Federal Tax Cost Basis(1)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Depreciation
Convertible & Income	$945,767,091	$74,799,394	$(85,592,887)	$(10,793,493)
Convertible & Income II	716,612,359	58,975,869	(66,106,210)	(7,130,341)

(1)	Differences between book and tax cost basis were attributable to wash sale loss deferrals and the differing treatment of bond premium amortization.

August 31, 2016	| Semi-Annual Report	39

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of Preferred Shares Series B, 2,192 shares of

Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate that is typically re-set every seven days. Distributions of net realized capital gains, if any, are paid annually.

For the six months ended August 31, 2016, the annualized dividend rates for the Funds ranged from:

	High	Low	At August 31, 2016
Series A	0.617%	0.452%	0.497%

Series B	0.632%	0.452%	0.572%

Series C	0.632%	0.437%	0.572%

Series D	0.647%	0.467%	0.617%

Series E	0.617%	0.407%	0.512%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on certain matters adversely affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by a lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction.

In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by a minimum of 150%, depending on the credit rating of the ARPS. The maximum rate is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction.

40	Semi-Annual Report	| August 31, 2016

Notes to Financial Statements

AllianzGI Convertible & Income Funds

August 31, 2016 (unaudited) (continued)

6. Auction-Rate Preferred Shares (continued)

On May 29, 2014, Moody’s Investors Service upgraded each Fund’s ARPS ratings to Aa3 from A1. As a result, the applicable multiplier for calculating the maximum rate decreased from 200% to 150% beginning on that date. If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

7. Related Party Transactions

The Investment Manager is a related party. Fees payable to this party are disclosed in Note 3 and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.

During the six month ended August 31, 2016, purchases and sales of securities pursuant to Rule 17a-7 of the 1940 Act were:

	Purchases	Sales
Convertible & Income	$7,855,630	$2,918,656
Convertible & Income II	5,933,217	2,374,500

8. Subsequent Events

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On September 1, 2016 the following monthly dividends were declared to common shareholders, payable October 3, 2016 to common shareholders of record on September 12, 2016:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

On October 1, 2016, AGIFM merged into AllianzGI U.S., and AllianzGI U.S. assumed responsibility as the Fund’s Investment Manager, as described in greater detail in Note 3 above.

On October 3, 2016 the following monthly dividends were declared to common shareholders, payable November 1, 2016 to common shareholders of record on October 13, 2016:

Convertible & Income	$0.065 per common share
Convertible & Income II	$0.0575 per common share

There were no other subsequent events identified that require recognition or disclosure.

August 31, 2016	| Semi-Annual Report	41

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period:

	Six Months ended August 31, 2016 (unaudited)		Year ended
			February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012
Net asset value, beginning of period	$5.50		$8.44		$9.49		$8.78		$8.65		$9.76
Investment Operations:
Net investment income	0.36		0.83		0.87		1.02	(1)	1.02		1.07
Net realized and change in unrealized gain (loss)	1.21		(2.83)		(0.85)		0.75		0.20		(1.04)
Total from investment operations	1.57		(2.00)		0.02		1.77		1.22		0.03
Dividends on Preferred Shares from Net Investment Income	(0.01	)(1)	(0.01	)(1)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.01)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.56		(2.01)		0.02		1.76		1.21		0.02
Dividends to Common Shareholders from Net Investment Income	(0.39)		(0.93)		(1.08)		(1.08)		(1.08)		(1.13)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		–		0.01		0.03		0.00	(3)	–
Capital charge resulting from issuance of common shares and related offering costs	–		–		(0.00	)(2)	(0.00	)(2)	(0.00	)(2)	–
Total common share transactions	–		–		0.01		0.03		0.00	(3)	–
Net asset value, end of period	$6.67		$5.50		$8.44	(4)	$9.49		$8.78		$8.65
Market price, end of period	$6.65		$4.92		$9.12		$10.20		$9.18		$9.70
Total Investment Return (5)	44.00%		(38.23)%		0.37%		24.87%		7.02%		(0.15)%

42	Semi-Annual Report	| August 31, 2016 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund

For a common share outstanding throughout each period: (continued)

	Six Months ended August 31, 2016 (unaudited)		Year ended
			February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013	February 29, 2012
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$587,241		$484,512		$739,983		$811,397		$680,022	$653,381
Ratio of expenses to average net assets (6)	1.36	%(9)	1.26	%(8)	1.23	%(8)	1.21	%(7)(8)	1.28%	1.28%
Ratio of net investment income to average net assets (6)	11.60	%(9)	11.51	%(8)	9.73	%(8)	11.13	%(7)(8)	12.12%	12.32%
Preferred shares asset coverage per share	$66,121		$58,927		$76,819		$81,820		$72,619	$70,755
Portfolio turnover rate	18%		51%		56%		79%		39%	33%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Less than $0.005 per common share.
(4)	Payment from affiliate increased the net asset value by less than $0.01.
(5)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(6)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(7)	Inclusive of reimbursement from Investment Manager of 0.01%.
(8)	Inclusive of excise tax expense of less than 0.005%, 0.05% and 0.04% for the years ended February 29, 2016, February 28, 2015 and February 28, 2014, respectively.
(9)	Annualized.

See accompanying Notes to Financial Statements	| August 31, 2016 |	Semi-Annual Report	43

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period:

	Six Months ended August 31, 2016 (unaudited)		Year ended
			February 29, 2016		February 28, 2015		February 28, 2014		February 28, 2013		February 29, 2012
Net asset value, beginning of period	$4.89		$7.56		$8.53		$7.97		$7.86		$8.89
Investment Operations:
Net investment income	0.33		0.75		0.80		0.95	(1)	0.93		0.97
Net realized and change in unrealized gain (loss)	1.09		(2.55)		(0.75)		0.62		0.20		(0.98)
Total from investment operations	1.42		(1.80)		0.05		1.57		1.13		(0.01)
Dividends on Preferred Shares from Net Investment Income	(0.01	)(1)	(0.01	)(1)	(0.00	)(1)(2)	(0.01	)(1)	(0.01)		(0.00	)(2)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	1.41		(1.81)		0.05		1.56		1.12		(0.01)
Dividends to Common Shareholders from Net Investment Income	(0.35)		(0.86)		(1.02)		(1.02)		(1.02)		(1.02)
Common Share Transactions:
Accretion to net asset value, resulting from offerings	–		–		–		0.02		0.01		–
Capital charge resulting from issuance of common shares and related offering costs	–		–		–		(0.00	)(2)	(0.00	)(2)	–
Total common share transactions	–		–		–		0.02		0.01		–
Net asset value, end of period	$5.95		$4.89		$7.56	(3)	$8.53		$7.97		$7.86
Market price, end of period	$5.77		$4.46		$8.58		$9.71		$8.52		$8.84
Total Investment Return (4)	37.87%		(40.34)%		(0.81)%		28.50%		9.35%		(2.27)%

44	Semi-Annual Report	| August 31, 2016 |	See accompanying Notes to Financial Statements

Financial Highlights

AllianzGI Convertible & Income Fund II

For a common share outstanding throughout each period: (continued)

	Six Months ended August 31, 2016 (unaudited)		Year ended
			February 29, 2016	February 28, 2015	February 28, 2014		February 28, 2013	February 29, 2012
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of period (000s)	$442,767		$363,991	$559,342	$627,112		$518,277	$493,139
Ratio of expenses to average net assets (5)	1.41	%(7)	1.28%	1.19%	1.18	%(6)	1.31%	1.31%
Ratio of net investment income to average net assets (5)	11.68	%(7)	11.58%	9.87%	11.50	%(6)	12.20%	12.39%
Preferred shares asset coverage per share	$65,396		$58,208	$76,034	$82,218		$72,287	$69,994
Portfolio turnover rate	18%		51%	57%	93%		41%	32%

(1)	Calculated on average common shares outstanding.
(2)	Less than $(0.005) per common share.
(3)	Payment from affiliate increased the net asset value by less than $0.01.
(4)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares. Total investment return for a period of less than one year is not annualized.
(5)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(6)	Inclusive of reimbursement from Investment Manager of 0.02%.
(7)	Annualized.

See accompanying Notes to Financial Statements	| August 31, 2016 |	Semi-Annual Report	45

Annual Shareholder Meeting Results (unaudited)

AllianzGI Convertible & Income Funds

The Funds held their meeting of shareholders on June 30, 2016. Shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2019-2020 fiscal year	10,024	590
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2017-2018 fiscal year	10,024	590
Re-election of Hans W. Kertess — Class I to serve until the annual meeting for the 2019-2020 fiscal year	71,168,284	3,961,146
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2019-2020 fiscal year	71,162,363	3,967,067
Election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	71,156,266	3,973,164
Election of Barbara R. Claussen† — Class I to serve until the annual meeting for the 2019-2020 fiscal year	71,434,647	3,694,784

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, Bradford K. Gallagher, James S. MacLeod and Davey S. Scoon continued to serve as Trustees of the Fund.

*	Messrs. Rappaport and Jacobson were elected by preferred shareholders voting as a separate class. All other trustees of Convertible & Income were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

Convertible & Income II:	Affirmative	Withheld Authority
Re-election of Alan Rappaport* — Class I to serve until the annual meeting for the 2019-2020 fiscal year	7,793	575
Re-election of James A. Jacobson* — Class II to serve until the annual meeting for the 2017-2018 fiscal year	7,793	575
Re-election of William B. Ogden, IV — Class I to serve until the annual meeting for the 2019-2020 fiscal year	62,503,555	3,302,111
Election of A. Douglas Eu† — Class III to serve until the annual meeting for the 2018-2019 fiscal year	62,499,895	3,305,771
Election of Barbara R. Claussen† — Class I to serve until the annual meeting for the 2019-2020 fiscal year	62,454,757	3,350,909

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. F. Ford Drummond, Bradford K. Gallagher, Hans W. Kertess, James S. MacLeod and Davey S. Scoon continued to serve as Trustees of the Fund.

*	Messrs. Rappaport and Jacobson were elected by preferred shareholders voting as a separate class. All other trustees of Convertible & Income II were elected by common and preferred shareholders voting together as a single class.
†	Interested Trustee

46	Semi-Annual Report	| August 31, 2016

Changes to the Board of Trustees and Officers/Proxy Voting Policies & Procedures (unaudited)

AllianzGI Convertible & Income Funds

Changes to the Board of Trustees and Officers:

Effective April 15, 2016, Julian Sluyters resigned as a Trustee and as President and Chief Executive Officer of each Fund.

Effective April 25, 2016, A. Douglas Eu became a Class III Trustee of Convertible & Income and Convertible & Income Fund II. Mr. Eu is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions with the Investment Manager and its affiliates.

Effective April 25, 2016, Thomas J. Fuccillo, formerly the Vice President, Chief Legal Officer and Secretary of each Fund, was appointed President and Chief Executive Officer of each Fund.

Effective April 25, 2016, Angela Borreggine, formerly an Assistant Secretary of each Fund, was appointed Chief Legal Officer and Secretary of each Fund.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at us.allianzgi.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

August 31, 2016	| Semi-Annual Report	47

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

AllianzGI Convertible & Income Funds

The 1940 Act requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested Trustees (the “Independent Trustees”), voting separately, approve each Fund’s Investment Management Agreement with the Investment Manager1 (the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the Sub-Adviser (the “Sub-Advisory Agreements,” and together with the Advisory Agreements, the “Agreements”). The Trustees met in person on June 8, 2016 for the specific purpose of considering whether to approve the continuation of the Advisory Agreements and the Sub-Advisory Agreements for an additional year commencing July 1, 2016. The Funds’ Contracts Committees, which are comprised of all of the Independent Trustees, met on May 24, 2016 and June 8, 2016 with independent counsel to discuss the materials provided by the Investment Manager in response to the Independent Trustees’ written request for information regarding the annual renewal. Representatives from fund management attended portions of those meetings to review, among other topics, the comparative fee and expense information and comparative performance information prepared and provided by Broadridge Financial Solutions, Inc. (“Broadridge”) for each Fund using its respective Broadridge peer universe for performance and expense comparisons.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality and extent of the various investment management, administrative and other services to be performed by the

Investment Manager and the Sub-Adviser under the applicable Agreement.

In advance of their contract review meetings, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Broadridge, an independent third party, on the total return investment performance (based on net asset value and market value) of the Funds for various time periods, and the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Broadridge (the “Broadridge performance universe”); (ii) information provided by Broadridge on the Funds’ management fees and other expenses, and the management fees and other expenses of comparable funds identified by Broadridge (based both on common share and leveraged assets combined, and on common share assets alone); (iii) information regarding the investment performance and management fees for other funds and accounts managed by the Investment Manager and/or the Sub-Adviser with strategies that have similarities (but none of which were substantially similar) to those of the Funds; (iv) the estimated profitability to the Investment Manager and Sub-Adviser (on a combined basis) from their relationship with the Funds for the one-year periods ended December 31, 2015 and 2014, respectively; (v) descriptions of various functions performed by the Investment Manager and the Sub-Adviser for the Funds, including portfolio management, compliance monitoring, trading and oversight of third party service providers; (vi) information regarding the overall organization and business functions of the Investment Manager and the Sub-Adviser, including, without limitation, information regarding senior management, portfolio

[1]	The Investment Manager and the Sub-Adviser merged effective October 1, 2016. See Notes 3 (“Investment Manager/Sub-Adviser & Deferred Compensation”) and 8 (“Subsequent Events”) for additional information.

48	Semi-Annual Report	| August 31, 2016

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

managers and other personnel providing investment management, administrative and other services to the Funds, and corporate ownership and business operations unrelated to the Funds; (vii) fact cards for each Fund including, among other information, total return investment performance based on net asset value and market value, related share price premium and/or discount information, performance (based on net asset value and market value) relative to each Fund’s Broadridge peer group, total expense ratio and management fee comparisons between each Fund and its Broadridge peer group and trends in profitability to the Investment Manager and Sub-Adviser (on a combined basis) from their advisory relationship with each Fund; and (viii) “Focus Group Scorecards” that rated each Fund’s performance and fees and expenses with respect to selected metrics against Broadridge peers.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees recognized that the fee arrangements for the Funds are in many cases the result of review and discussion in prior years between the Trustees and the Investment Manager, that certain aspects of such arrangements may receive greater scrutiny in some years than in others and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Fund-specific performance results for the Funds reviewed by the Trustees are discussed below.

The comparative performance information was prepared and provided by Broadridge or the Sub-Adviser and was not independently verified by the Trustees. The Trustees reviewed, among other information, comparative information showing performance of each Fund against its respective Broadridge performance universe (based on net asset value) for the one-year, three-year, five-year and ten-year periods ended March 31, 2016.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting (either by the full Board and/or the Performance Committee of the Board).

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Adviser’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of the Sub-Adviser, as well as the Sub-Adviser’s broker selection process and trading operations; the experience of key advisory personnel of the Sub-Adviser responsible for portfolio management of the Funds; the ability of the Investment Manager and the Sub-Adviser to attract and retain capable personnel; the background and capabilities of the senior management and staff of the Investment Manager and the Sub-Adviser; employee compensation; and the operational infrastructure, including technology and systems, of the Investment Manager and the Sub-Adviser. In addition, the Trustees reviewed the extent and quality of the Investment Manager’s and the Sub-Adviser’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the compliance programs and risk controls of the Investment Manager and the

August 31, 2016	| Semi-Annual Report	49

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

Sub-Adviser; the specific contractual obligations of the Investment Manager and the Sub-Adviser pursuant to the Agreements; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Funds; and conditions that might affect the Investment Manager’s or the Sub-Adviser’s ability to provide high quality services to the Funds in the future under the Agreements, including each organization’s respective financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Adviser’s investment processes, research capabilities and philosophy were well suited to each of the Funds, given their respective investment objectives and policies, that the Investment Manager and the Sub-Adviser would be able to continue to meet any reasonably foreseeable obligations under the Agreements, and that the Investment Manager and the Sub-Adviser would otherwise be able to provide services to the Funds of sufficient extent and quality.

In assessing the reasonableness of each Fund’s fees under the Agreements, the Trustees considered, among other information, each Fund’s management fee and its total expenses as a percentage of average net assets and the management fee and total expenses as a percentage of average net assets of peer expense groups of funds based on information provided by Broadridge. Specifically, the Trustees reviewed each Fund’s ranking within its peer expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets and total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined. Each Fund’s ranking within its peer expense group for both actual management fees based on common share assets and actual management fees based on common and leveraged assets combined was also considered. The Fund-specific fee and expense results discussed below were prepared and provided by Broadridge and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Broadridge peers as to performance and management fee and total net expenses. The Trustees noted that while the Funds are not charged a separate administration fee (recognizing that their management fee includes a component for administrative services), it was not clear in all cases whether the peer funds in the Broadridge categories were separately charged such a fee by their investment managers, so that the total expense ratio (rather than any individual expense component) represented the most relevant comparison. It was noted that the total expense ratio comparisons reflect the effect of any expense waivers/reimbursements (although none exist for the Funds).

Convertible & Income

The Trustees noted that the expense group for the Fund provided by Broadridge consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the eight funds in the expense group ranged from $433.3 million to $888.7 million, and that three of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked first out of eight funds in the expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets, first based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, fourth in the expense group for actual management fees based on common share assets and third in the expense group for actual management fees based on common and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked eighth having the highest fees/expenses in the expense group).

50	Semi-Annual Report	| August 31, 2016

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

With respect to total return performance relative to its Broadridge performance universe (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one- and three-year periods, and third quintile performance for the five- and ten-year periods, each ended March 31, 2016.

Convertible & Income II

The Trustees noted that the expense group for the Fund provided by Broadridge consisted of a total of eight closed-end funds, including the Fund. The Trustees also noted that average net assets of the common shares of the eight funds in the expense group ranged from $433.3 million to $888.7 million, and that six of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Fund was ranked second out of the eight funds in the expense group for total expense ratio (including any interest and borrowing expenses) based on common share assets, first based on total expense ratio (including any interest and borrowing expenses) based on common share and leveraged assets combined, fifth in the expense group for actual management fees based on common share assets and third in the expense group for actual management fees based on common and leveraged assets combined (with funds ranked first having the lowest fees/expenses and ranked eighth having the highest fees/expenses in the expense group).

With respect to total return performance relative to its Broadridge performance universe (based on net asset value), the Trustees noted that the Fund had fifth quintile performance for the one- and three-year periods and fourth quintile performance for the five- and ten-year periods, each ended March 31, 2016.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Broadridge and management.

The Trustees were advised that the Investment Manager and the Sub-Adviser do not manage any funds or accounts, including institutional or separate accounts, with investment strategies and return profiles substantially similar to those of the Funds. However, the Trustees considered the management fees charged by the Investment Manager and/or the Sub-Adviser to other funds and accounts with strategies that have similarities (but none of which are substantially similar) to those of the Funds, including open-end funds and, in some cases, separate accounts, advised by the Sub-Adviser. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by such separate account clients. However, the Trustees were advised that the Investment Manager and Sub-Adviser generally provide broader and more extensive services to the Funds in comparison to separate accounts, and incur additional expenses in connection with the more extensive regulatory regime to which the Funds are subject in comparison to separate accounts generally. The Trustees noted that the management fees paid by the Funds are generally higher than the fees paid by the open-end funds offered for comparison, but were advised by the Investment Manager that there are additional portfolio management challenges in managing closed-end funds such as the Funds, including, but not limited to, those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend, that do not apply to the management of open-end funds.

The Trustees also took into account that the Funds have preferred shares outstanding to provide leverage, which increase the amount of management fees payable by the Funds under

August 31, 2016	| Semi-Annual Report	51

Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited) (continued)

AllianzGI Convertible & Income Funds

the Agreements (because each Fund’s fees are calculated based on average daily total managed assets, including assets attributable to preferred shares or other forms of leverage outstanding). The Trustees took into account that the Investment Manager and the Sub-Adviser have a financial incentive for the Funds to continue to have preferred shares and/or other forms of leverage outstanding, which may create a conflict of interest between the Investment Manager and the Sub-Adviser, on one hand, and each Fund’s common shareholders, on the other. In this regard, the Trustees considered information provided by the Investment Manager and Sub-Adviser and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of those Funds under current market conditions. The Trustees also considered the Sub-Adviser’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation the Investment Manager or the Sub-Adviser receive.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the estimated profitability to the Investment Manager and Sub-Adviser (on a combined basis) from their relationship with each Fund and determined that such profitability did not appear to be excessive.

The Trustees also took into account that, as a general matter, as closed-end investment companies, the assets of the Funds will grow (if at all) principally through the investment performance of each Fund or through the use of additional leverage. The Trustees noted that the Funds had, in 2012 and 2013, concluded offerings of common shares through at-the-market offering programs, thereby growing their respective assets. The Trustees considered that, as the assets of the Funds grow, certain economies of scale and other efficiencies may be realized through spreading certain fixed costs across a larger asset base.

Additionally, the Trustees considered so-called “fall-out benefits” potentially available to the Investment Manager and the Sub-Adviser as a result of their advisory arrangements with the Funds, including research, statistical and quotation services from broker-dealers executing the Funds’ portfolio transactions on an agency basis, and enhanced visibility for marketing and distribution of other products managed by the Investment Manager and the Sub-Adviser.

After reviewing these and other factors described herein, the Trustees concluded with respect to each Fund, within the context of their overall conclusions regarding the Agreements and based on the information provided and related representations made by management, that they were satisfied with the Investment Manager’s and the Sub-Adviser’s responses and ongoing efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under each Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by the Investment Manager or the Sub-Adviser, as the case may be. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreements with respect to each Fund was in the interests of the Fund and its shareholders, and should be approved.

52	Semi-Annual Report	| August 31, 2016

Privacy Policy (unaudited)

AllianzGI Convertible & Income Funds

Please read this Policy carefully. It gives you important information about how Allianz Global Investors U.S. and its U.S. affiliates (“AllianzGI US,” “we” or “us”) handle nonpublic personal information (“Personal Information”) that we may receive about you. It applies to all of our past, present and future clients and shareholders of AllianzGI US and the funds and accounts it manages, advises, sub-advises, administers or distributes, and will continue to apply when you are no longer a client or shareholder. As used throughout this Policy, “AllianzGI US” means Allianz Global Investors U.S. LLC, Allianz Global Investors Distributors LLC, NFJ Investment Group LLC and the family of registered and unregistered funds managed by one or more of these firms. AllianzGI US is part of a global investment management group, and the privacy policies of other Allianz Global Investors entities outside of the United States may have provisions in their policies that differ from this Privacy Policy. Please refer to the website of the specific non-US Allianz Global Investors entity for its policy on privacy.

We Care about Your Privacy

We consider your privacy to be a fundamental aspect of our relationship with you, and we strive to maintain the confidentiality, integrity and security of your Personal Information. To ensure your privacy, we have developed policies that are designed to protect your Personal Information while allowing your needs to be served.

Information We May Collect

In the course of providing you with products and services, we may obtain Personal Information about you, which may come from sources such as account application and other forms, from other written, electronic, or verbal communications, from account transactions, from a brokerage or financial advisory firm, financial advisor or consultant, and/or from information you provide on our website.

You are not required to supply any of the Personal Information that we may request. However, failure to do so may result in us being unable to open and maintain your account, or to provide services to you.

How Your Information Is Shared

We do not disclose your Personal Information to anyone for marketing purposes. We disclose your Personal Information only to those service providers, affiliated and nonaffiliated, who need the information for everyday business purposes, such as to respond to your inquiries, to perform services, and/or to service and maintain your account. This applies to all of the categories of Personal Information we collect about you. The affiliated and non-affiliated service providers who receive your Personal Information also may use it to process your transactions, provide you with materials (including preparing and mailing prospectuses and shareholder reports and gathering shareholder proxies), and provide you with account statements and other materials relating to your account. These service providers provide services at our direction, and under their agreements with us, are required to keep your Personal Information confidential and to use it only for providing the contractually required services. Our service providers may not use your Personal Information to market products and services to you except in conformance with applicable laws and regulations. We also may provide your Personal Information to your respective brokerage or financial advisory firm, custodian, and/or to your financial advisor or consultant.

In addition, we reserve the right to disclose or report Personal Information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities or pursuant to other legal process, or to protect our rights or property, including to enforce our Privacy Policy or other agreements with you. Personal Information collected by us may also

August 31, 2016	| Semi-Annual Report	53

Privacy Policy (unaudited) (continued)

AllianzGI Convertible & Income Funds

be transferred as part of a corporate sale, restructuring, bankruptcy, or other transfer of assets.

Security of Your Information

We maintain your Personal Information for as long as necessary for legitimate business purposes or otherwise as required by law. In maintaining this information, we have implemented appropriate procedures that are designed to restrict access to your Personal Information only to those who need to know that information in order to provide products and/or services to you. In addition, we have implemented physical, electronic and procedural safeguards to help protect your Personal Information.

Privacy and the Internet

The Personal Information that you provide through our website, as applicable, is handled in the same way as the Personal Information that you provide by any other means, as described above. This section of the Policy gives you additional information about the way in which Personal Information that is obtained online is handled.

■	Online Enrollment, Account Access and Transactions: When you visit our website, you can visit pages that are open to the general public, or, where available, log into protected pages to enroll online, access information about your account, or conduct certain transactions. Access to the secure pages of our website is permitted only after you have created a User ID and Password. The User ID and Password must be supplied each time you want to access your account information online. This information serves to verify your identity. When you enter Personal Information into our website (including your Social Security Number or Taxpayer Identification Number and your password) to enroll or access your account online, you will log into secure pages. By using our website, you consent to this Privacy Policy and to the use of your Personal

Information in accordance with the practices described in this Policy. If you provide Personal Information to effect transactions on our website, a record of the transactions you have performed while on the site is retained by us. For additional terms and conditions governing your use of our website, please refer to the Investor Mutual Fund Access – Disclaimer which is incorporated herein by reference and is available on our website.

■	Cookies and Similar Technologies: Cookies are small text files stored in your computer’s hard drive when you visit certain web pages. Cookies and similar technologies help us to provide customized services and information. We use these technologies on our website to improve our website and services, including to evaluate the effectiveness of our site, and to enhance the site user experience. Because an industry-standard Do-Not-Track protocol is not yet established, our website will continue to operate as described in this Privacy Policy and will not be affected by any Do-Not-Track signals from any browser.

Changes to Our Privacy Policy

We may modify this Privacy Policy from time-to-time to reflect changes in related practices and procedures, or applicable laws and regulations. If we make changes, we will notify you on our website and the revised Policy will become effective immediately upon posting to our website. We also will provide account owners with a copy of our Privacy Policy annually. We encourage you to visit our website periodically to remain up to date on our Privacy Policy. You acknowledge that by using our website after we have posted changes to this Privacy Policy, you are agreeing to the terms of the Privacy Policy as modified.

Obtaining Additional Information

If you have any questions about this Privacy Policy or our privacy related practices in the United States, you may contact us via our dedicated email at PrivacyUS@allianzgi.com.

54	Semi-Annual Report	| August 31, 2016

Trustees

Davey S. Scoon

Chairman of the Board of Trustees

Barbara R. Claussen

Deborah A. DeCotis

F. Ford Drummond

A. Douglas Eu

Bradford K. Gallagher

James A. Jacobson

Hans W. Kertess

James S. MacLeod

William B. Ogden, IV

Alan Rappaport

Fund Officers

Thomas J. Fuccillo

President & Chief Executive Officer

Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Angela Borreggine

Chief Legal Officer & Secretary

Thomas L. Harter

Chief Compliance Officer

Scott Whisten

Assistant Treasurer

Richard J. Cochran

Assistant Treasurer

Orhan Dzemaili

Assistant Treasurer

Debra Rubano

Assistant Secretary

Investment Manager*

Allianz Global Investors U.S. LLC

1633 Broadway

New York, NY 10019

Custodian & Accounting Agent

Brown Brothers Harriman & Co

50 Post Office Square

Boston, MA 02110

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

* Please note that on October 1, 2016, Allianz Global Investors Fund Management LLC (”AGIFM”), formerly the Funds’ Investment Manager, merged with and into Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), formerly the Funds’ Sub-Adviser. Simultaneously with the merger, AllianzGI U.S. succeeded AGIFM as the Funds’ Investment Manager by operation of Law. The Funds no longer have a Sub-Adviser.

This report, including the financial information herein, is transmitted to the shareholders of AllianzGI Convertible & Income Fund and AllianzGI Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

The financial information included herein is taken from the records of the Funds without examination by an independent registered public accounting firm, who did not express an opinion herein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase shares of their stock in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at us.allianzgi.com/closedendfunds.

Information on the Funds is available at us.allianzgi.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings.

To enroll, go to us.allianzgi.com/edelivery.

Allianz Global Investors Distributors LLC	AZ603SA_083116

AGI-2016-08-25-16186

ITEM 2. CODE OF ETHICS

Not required in this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not required in this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not required in this filing

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

Not required in this filing

ITEM 6. INVESTMENTS

(a) The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not required in this filing.

(a) (2) Exhibit 99.302 Cert. — Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. — Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AllianzGI Convertible & Income Fund

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo , President & Chief Executive Officer

Date: October 25, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 25, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas J. Fuccillo
Thomas J. Fuccillo , President & Chief Executive Officer

Date: October 25, 2016

By:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer

Date: October 25, 2016